POWER OF ATTORNEY

The person whose signature appears below hereby appoints Raymond Nolte, Marie Noble and Christopher Hutt, and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the SkyBridge G II Fund, LLC.

/S/ Robert Phillips

Name:	Robert Phillips

Title:	Treasurer; Principal Financial Officer

Date:	June 5, 2019

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Raymond Nolte, Marie Noble and Christopher Hutt, and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the SkyBridge G II Fund, LLC.

/S/ Raymond Nolte

Name:	Raymond Nolte

Title:	Director

Date:	May 29, 2019

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Raymond Nolte, Marie Noble and Christopher Hutt, and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the SkyBridge G II Fund, LLC.

/S/ Steven Krull

Name:	Steven Krull

Title:	Director

Date:	Date: March 25, 2019

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Raymond Nolte, Marie Noble and Christopher Hutt, and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the SkyBridge G II Fund, LLC.

/S/ R. Stephen Hale

Name:	R. Stephen Hale

Title:	Director

Date:	March 25, 2019

POWER OF ATTORNEY

The person whose signature appears below hereby appoints Raymond Nolte, Marie Noble and Christopher Hutt, and each of them, each of whom may act without the joinder of others, as such person’s attorney-in-fact to sign and file on such person’s behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of the SkyBridge G II Fund, LLC.

/S/ Charles A. Hurty

Name:	Charles A. Hurty

Title:	Director

Date:	March 28, 2019